UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): November 13, 2013

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c) On November 13, 2013, Bristol-Myers Squibb Company (the “Company”) announced that Giovanni Caforio, M.D., President, U.S., was promoted to Executive Vice President and Chief Commercial Officer, effective November 13, 2013. Dr. Caforio, 49, joined the Company in 2000 as Vice President and General Manager, Italy, in the Worldwide Medicines Group and has served in roles of increasing seniority. From 2007 through 2009, he served as Senior Vice President, U.S. Oncology, and from 2009 through 2010, he served as Senior Vice President, Oncology, Global Commercialization. In 2011, Dr. Caforio served as Senior Vice President, Oncology and Immunoscience, Global Commercialization, prior to being named President, U.S. There are no arrangements or understandings between Dr. Caforio and any other persons pursuant to which he was selected as an officer. There are no related party transactions between the Company and Dr. Caforio.

Effective November 13, 2013, and in connection with Dr. Caforio’s promotion to Executive Vice President and Chief Commercial Officer, Dr. Caforio will receive the following compensation:

•	An annual base salary of $875,000;

•	An annual discretionary incentive payout under the Company’s Senior Executive Performance Incentive Plan or any successor annual bonus plan based on a target bonus opportunity of 100% of his base salary based on the attainment of one or more pre-established performance goals established by the Board or a Board Committee;

•	Participation in the standard annual long-term incentive award program, including eligibility to receive grants of performance share units and market share units, the terms of which will be based on the Company’s standard forms of equity award agreements under its 2012 Stock Award and Incentive Plan; and

•	Change-in-control and severance benefits in the event of involuntary termination without cause in the same form as provided to the Named Executive Officers of the Company.

On November 13, 2013, the Company also announced that Beatrice Cazala, Executive Vice President, Commercial Operations in charge of Global Commercialization, Europe and China, will no longer serve as an executive officer of the Company and is in the process of transitioning to a new role within the Company.

A copy of the press release announcing these management changes is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated November 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: November 13, 2013	By:	/s/ Sandra Leung
	Name:	Sandra Leung
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 13, 2013.